SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2003

RENAISSANCE LEARNING, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-22187	39-1559474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2911 Peach Street P.O. Box 8036 Wisconsin Rapids, Wisconsin 54495-8036 (Address of principal executive offices)

Registrant’s telephone number, including area code:  (715) 424-3636

Item 5.  Other Events and Regulation FD Disclosure.

On June 27, 2003, Renaissance Learning, Inc. (the “Company”) issued a press release announcing the resignation of Michael H. Baum from his positions as a director of the Company and as the Company’s Executive Vice President, Organizational Learning Initiatives.  A copy of the June 27, 2003 press release is attached hereto as an exhibit and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.	Description
99.1	Press Release dated June 27, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 27, 2003

RENAISSANCE LEARNING, INC.

By:   /s/ Steven A. Schmidt

Steven A. Schmidt

Vice President, Chief Financial Officer

and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 27, 2003.